Exhibit 1.01

Conflict Minerals Report of Haemonetics Corporation
For the reporting period from January 1, 2017 to December 31, 2017

This is the Conflict Mineral Report (“CMR”) of Haemonetics Corporation (“Haemonetics,” “we,” “us,” or “our”) for the reporting period from January 1, 2017 to December 31, 2017 pursuant to Rule 13p-1 (“Rule 13p-1”) promulgated under the Securities Exchange Act of 1934, as amended.
1.    Introduction

We are a global healthcare company dedicated to providing innovative blood management solutions to our customers. Our comprehensive portfolio of integrated devices, information management, and consulting services offers blood management solutions for each facet of the blood supply chain, helping improve clinical outcomes and reduce costs for blood and plasma collectors, hospitals, and patients around the world.
Rule 13p-1 requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in Rule 13p-1 are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to as “conflict minerals,” are gold, columbite-tantalite (coltan), cassiterite, and wolframite and its derivatives, specifically tantalum, tin and tungsten. Haemonetics manufactures, or contracts to manufacture, certain products for which conflict minerals are necessary to the functionality or production.
We have adopted a Conflict Minerals Statement, which is publicly available at http://www.haemonetics.com/Conflict-Minerals-Statement
This CMR describes the measures we have undertaken to investigate the source and chain of custody of conflict minerals necessary to the products we manufacture or contract to manufacture, our efforts to determine the mine or location of origin of the necessary conflict minerals, and, to the extent known to us, the facilities used to process the conflict minerals and the country of origin of the conflict minerals.

2.    Products Covered

During calendar year 2017, Haemonetics manufactured or contracted to manufacture the following blood and plasma collection and diagnostic devices for which conflict minerals are necessary to the Products’ functionality or production: ACP 215, cardioPAT, Cell Saver Elite, Cell Saver 5+, Cymbal, MCS+ 8150, MCS+ 9000, OrthoPAT, PCS 2, SEBRA Sealer, Smartsuction Harmony, HaemoSafe, HaemoBank, TEG 5000, and TEG 6s (collectively, “Products”).

We have conducted a good faith reasonable country of origin inquiry (“RCOI”) regarding the conflict minerals necessary to our Products’ functionality or production. Our RCOI was reasonably designed to determine whether such conflict minerals originated in the Democratic Republic of the Congo, Angola, Burundi, Central African Republic, the Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, or Zambia (collectively, the “Covered Countries”) or came from scrap or recycled sources. Based on our RCOI, we determined or had reason to believe that conflict minerals necessary to our Products may have originated in the Covered Countries and may not have come from recycled or scrap sources.

3.    Design of Due Diligence Measures

Our due diligence process was designed to conform to the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition and accompanying supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”). It is important to note that the OECD Guidance was written for both upstream entities (generally, miners and smelters) and downstream companies (generally, manufacturers and retailers) in the supply chain. As Haemonetics is a downstream company in the supply chain, we tailored our due diligence practices accordingly.

4.    Due Diligence Measures Implemented

Due diligence measures undertaken by Haemonetics included the following:

We assembled an internal team of representatives from Procurement, Legal and Compliance, and Finance to support supply chain due diligence. We then identified those Haemonetics products that may contain conflict minerals. Next, we engaged with Tier 1 suppliers to collect information regarding the presence and sourcing of conflict minerals used in the products supplied to Haemonetics, using the Electronic Industry Citizenship Coalition (EICC) and Global e-Sustainability Initiative (GeSI) Conflict Minerals Due Diligence Template (EICC-GeSI Template) for data collection.
We then engaged with those suppliers by taking the following steps: first, an introduction email was sent to Tier 1 suppliers for the Products describing the compliance requirements and requesting conflict minerals information. Following the initial introductions to the program and information request, reminder emails were sent to each non-responsive supplier requesting survey completion. Suppliers who remained non-responsive to these email reminders were contacted by phone and offered assistance. This assistance included, but was not limited to, further information about our Conflict Minerals Compliance Program, an explanation of why the information was being collected, a review of how the information would be used and clarification regarding how the information needed could be provided. An escalation process was initiated for suppliers who continued to be non-responsive after the above contacts were made.
Based on the information obtained from our suppliers and otherwise obtained through the diligence process described above, we believe that the facilities used to process the necessary conflict minerals contained in our Products included the smelters and refiners listed below. However, this is not a comprehensive list, as we were unable to determine, based on our due diligence process, the smelters or refiners through which certain of the conflict minerals contained in our Products were processed:

5N PLUS	GERMANY
5NPLUS	CANADA
A.L.M.T. TUNGSTEN CORP.	JAPAN
AB FERROLGERRINGAR	SWEDEN
ABINGTON RELDAN METALS, LLC	UNITED STATES
ABS	UNITED KINGDOM
ACL Metais Eireli	BRAZIL
ACuPowder International, LLC	UNITED STATES OF AMERICA
Advanced Chemical Company	UNITED STATES OF AMERICA
African Gold Refinery	UGANDA
AGR Mathey	AUSTRALIA
Ai-chia Industrial Co., Ltd.	CHINA
Aida Chemical Industries Co., Ltd.	JAPAN

Air Liquide Far Eastern	FRANCE
Aktyubinsk Copper Company TOO	KAZAKHSTAN
Al Etihad Gold LLC	UNITED ARAB EMIRATES
Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Alent plc	UNITED STATES OF AMERICA
All armor Minoru industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Allied Material (A.L.M.T)	JAPAN
Allied Material Corporation	JAPAN
Allied Metal Co.	UNITED STATES OF AMERICA
ALLTECH METAL	FRANCE
Allydne	UNITED STATES
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Almit	CHINA
ALMT Corp	JAPAN
Alpha	UNITED STATES OF AMERICA
Alpha Metals	UNITED STATES OF AMERICA
Alrec	UNITED STATES OF AMERICA
Amalgamated Inc	UNITED STATES OF AMERICA
Amalgamet	UNITED STATES OF AMERICA
An Thai Minerals Co., Ltd.	VIET NAM
An Vinh Joint Stock Mineral Processing Company	VIET NAM
AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Argor-Heraeus S.A.	SWITZERLAND
Arroz Corporation	JAPAN
Asahi Metals (HK) Ltd	HONG KONG
Asahi Pretec Corp.	JAPAN
Asahi Refining Canada Ltd.	CANADA
Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Asahi Seiren Co., Ltd.	JAPAN
Asaka Riken Co., Ltd.	JAPAN
Asia Tungsten Products Vietnam Ltd.	VIET NAM
ATAkulche	TURKEY
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
ATI Firth Sterling	UNITED STATES
ATI Metalworking Products	UNITED STATES
ATI Tungsten Materials	UNITED STATES OF AMERICA
ATM ESTANHO IND COM IMP EXP LTDA	BRAZIL
Atotech	GERMANY
AU Traders and Refiners	SOUTH AFRICA
Aubert & Duval	FRANCE
AURA-II	UNITED STATES OF AMERICA

Aurubis AG	GERMANY
Avon Specialty Metals Ltd	UNITED KINGDOM
Bangalore Refinery	INDIA
Bangko Sentral ng Pilipinas	PHILIPPINES
Baoshenglong	CHINA
Baotai	CHINA
Beijing Advanced Metal Materials Co., Ltd.	CHINA
BGH Edelstahl Lippendorf GMBH	GERMANY
BML	INDONESIA
Boliden AB	SWEDEN
Brand IMLI	INDONESIA
Brand RBT	INDONESIA
Buhung Ind	KOREA, REPUBLIC OF
C. Hafner GmbH + Co. KG	GERMANY
CapXon (Hongyuan)	INDONESIA
Caridad	MEXICO
Carpenter Technologies	UNITED STATES OF AMERICA
CCR Refinery - Glencore Canada Corporation	CANADA
CCR Refinery – Glencore Canada Corporation	CANADA
Cendres + Metaux S.A.	SWITZERLAND
Cendres + Métaux S.A.	SWITZERLAND
Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES
CeramTec	GERMANY
Changsha South Tantalum Niobium Co., Ltd.	CHINA
Changsha Southern	CHINA
ChanZhou SuNan Iron Alloy Co, Ltd.	CHINA
Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA
Charter Wire	UNITED STATES OF AMERICA
CHEN JUNG METAL	TAIWAN, PROVINCE OF CHINA
Chengdu Hongbo Industrial Co. Ltd.	CHINA
Chengdu yemaohuagong Co., Ltd.	CHINA
Chengfeng Metals Co Pte Ltd	CHINA
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Chianbow	INDONESIA
Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Chimet S.p.A.	ITALY
CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH	CHINA
China Henan Zhongyuan Gold Smelter	CHINA
China Hiroshima Xi Nandan Chinese tin sets Foundation	CHINA
China Minmetals	CHINA
China Rare Metal Material Co., Ltd.	CHINA
China Tin (Hechi)	CHINA
China Tin Group Co., Ltd.	CHINA

China Yunnan Tin Co Ltd.	CHINA
China's Shandong Gold Mining Co., Ltd	CHINA
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Chuangye Metal Wiring Materials Co., Ltd.	CHINA
Chugai Mining	JAPAN
Chunbao Carbide Science & Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
CIF Smelter	CHINA
CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Conghua Tantalum and Niobium Smeltry	CHINA
Constellium Extrusions Decin s.r.o.	CZECH REPUBLIC
Cooerativa Produtores de Cassiterita	BRAZIL
Cookson SEMPSA	SPAIN
Cooper Santa	BRAZIL
Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
CTS Industries	SINGAPORE
CV Ayi Jaya	INDONESIA
CV Dua Sekawan	INDONESIA
CV Gita Pesona	INDONESIA
CV Justindo	INDONESIA
CV Nurjanah	INDONESIA
CV Serumpun Sebalai	INDONESIA
CV Tiga Sekawan	INDONESIA
CV United Smelting	INDONESIA
CV Venus Inti Perkasa	INDONESIA
D Block Metals, LLC	UNITED STATES OF AMERICA
Da Nang Processing Import and Export Joint Stock	VIET NAM
Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
DAIDO STEEL	JAPAN
Daiki Aluminum Industry Co., Ltd.	THAILAND
Daye Non-Ferrous Metals Mining Ltd.	CHINA
Dayu Weiliang Tungsten Co., Ltd.	CHINA
Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Dickmann s.r.l.	ITALY
Do Sung Corporation	KOREA, REPUBLIC OF
Doduco	GERMANY
DODUCO Contacts and Refining GmbH	GERMANY
DODUCO GmbH	GERMANY
Dohina Metal	JAPAN
Dong Guan Shenmao Soldering Tin Co Ltd	CHINA
Dongguan City Huayu Metals Material Co.,	CHINA
Dongguan zhong ju tin electronic Co., Ltd.	CHINA
Douluoshan Sapphire Rare Metal Co Ltd	CHINA

Dowa	JAPAN
DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Duoluoshan	CHINA
E.S.R. Electronics	UNITED STATES OF AMERICA
Eco-System Recycling Co., Ltd.	JAPAN
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Elemetal Refining, LLC	UNITED STATES OF AMERICA
Elmet S.L.U.	SPAIN
Elmet S.L.U. (Metallo Group)	SPAIN
EM Vinto	BOLIVIA
Emei Hengdong	CHINA
Emirates Gold DMCC	UNITED ARAB EMIRATES
Empresa Metalúrgica Vinto	BOLIVIA
ENAF	BOLIVIA
Enthone France	FRANCE
Estanho de Rondonia S.A.	BRAZIL
Estanho de Rondônia S.A.	BRAZIL
Evraz Stratcor, Inc.	CHINA
Exim Americana	MEXICO
Exotech Inc.	UNITED STATES OF AMERICA
F & X	CHINA
F&X Electro-Materials Ltd.	CHINA
FA CHIA METAL	TAIWAN, PROVINCE OF CHINA
Faggi Enrico S.p.A.	ITALY
Federal Mogul Wiesbaden	GERMANY
Feinhütte Halsbrücke GmbH	GERMANY
Fenix Metals	POLAND
Fidelity Printers and Refiners Ltd.	ZIMBABWE
FIR Metals & Resource Ltd.	CHINA
Foshan Nanhai Tong Ding Metal Company. Ltd.	CHINA
FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Fujian Jinxin Tungsten Co., Ltd.	CHINA
Fujian Zijin mining stock company gold smelter	CHINA
FUNDITUBA INDÚSTRIA METALÚRGICA LTDA.	BRAZIL
Funsur Smelter	PERU
Galf S.R.L Special Aluminum Alloys	ITALY
Gallatin Steel	UNITED STATES OF AMERICA
Galva Iron & Metal Co	UNITED STATES OF AMERICA
GAM	AUSTRALIA
Gannan Tin Smelter	CHINA
Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Ganxian Shirui New Material Co., Ltd.	CHINA

Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Ganzhou Hailong W & Mo Co., Ltd.	CHINA
Ganzhou Hongfei W & Mo Co., Ltd.	CHINA
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Ganzhou Sinda W & Mo Co., Ltd.	CHINA
GANZHOU SINDA W &MO CO., LTD	CHINA
Ganzhou Yatai Tungsten Co., Ltd.	CHINA
GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gebr. Kemper GmbH & Co.KG	GERMANY
Geib Refining Corporation	UNITED STATES OF AMERICA
Gejiu Fengming Metallurgy Chemical Plant	CHINA
Gejiu Jinye Mineral Company	CHINA
Gejiu Kai Meng Industry and Trade LLC	CHINA
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Gejiu Zi-Li	CHINA
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
GEM TERMINAL IND. Co., Ltd.	CHINA
GESAC	CHINA
Global Advanced Metals	UNITED STATES
Global Advanced Metals Aizu	JAPAN
Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Gold Bell Group	CHINA
Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gormat-e-K.	GERMANY
Graphite India Limited	INDIA
Great Wall Precious Metals Co,. LTD.	CHINA
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Guang Xi Hua Xi Corp	CHINA
Guang zhou hong wuxi products limited	CHINA
Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Guangdong Jinding Gold Limited	CHINA
Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Guangzhou Pacific Tinplate Co., Ltd.	CHINA
Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Guixi Sanyuan Smelting Chemistry Co., Ltd.	CHINA

Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Gujarat Gold Centre	INDIA
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
H.C. Starck Co., Ltd.	THAILAND
H.C. Starck GmbH	GERMANY
H.C. Starck GmbH Laufenburg	GERMANY
H.C. Starck Hermsdorf GmbH	GERMANY
H.C. Starck Inc.	UNITED STATES OF AMERICA
H.C. Starck Ltd.	JAPAN
H.C. Starck Smelting GmbH & Co. KG	GERMANY
H.C. Starck Tantalum and Niobium GmbH	GERMANY
H.C. Starck Tungsten GmbH	GERMANY
haiwoo	CHINA
Han Sung Metar	KOREA, REPUBLIC OF
HANDOK	KOREA, REPUBLIC OF
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Harada Metal	JAPAN
HARADA METAL INDUSTRY CO., LTD.	JAPAN
HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Heimerle + Meule GmbH	GERMANY
Hempel Legieungsmetall	GERMANY
Hengtai Wiring Materials Co., Ltd.	CHINA
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Heraeus Ltd. Hong Kong	CHINA
Heraeus Material Technology GmbH null KG (Heraeus Holding GmbH)	GERMANY
Heraeus Metals Hong Kong Ltd.	CHINA
Heraeus Precious Metals GmbH & Co. KG	GERMANY
Heyuan carbide co., LTD	CHINA
Hi Star Material Corp	KOREA, REPUBLIC OF
High-Power Surface Technology	CHINA
HIJOS DE JUAN DE GARAY	SPAIN
Hitachi Chemical Company America, Ltd.	United States of America
Hi-Temp	UNITED STATES OF AMERICA
Hi-Temp Specialty Metals, Inc.	UNITED STATES
Huanggang City Tongding Metallic Material Co. Ltd.	CHINA
Huaxi Tin (Liuzhou) Co. Ltd.	CHINA
Huayou	TAIWAN, PROVINCE OF CHINA
HuiChang Hill Tin Industry Co., Ltd.	CHINA
Huichang Jinshunda Tin Co., Ltd.	CHINA
Huiliang	CHINA
Huizhou Tin High-tech Co., Ltd.	CHINA
Hulterworth Smelter	Malaysia
Hunan Changda Vanadium Tungsten Company	CHINA

Hunan Chenzhou Mining Co., Ltd.	CHINA
Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Hunan Litian Tungsten Industry Co., Ltd.	CHINA
HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Hydrometallurg, JSC	RUSSIAN FEDERATION
IBG China	CHINA
ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF
Indonesian State Tin Corporation Mentok Smelter	INDONESIA
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Innova Recycling GmbH	GERMANY
Ishifuku Metal Industry Co., Ltd.	JAPAN
Istanbul Gold Refinery	TURKEY
Italpreziosi	ITALY
Izhevsk Electromechanical Plant Kupol	RUSSIAN FEDERATION
J. Kuhl Metals Co.	UNITED STATES OF AMERICA
Jada Electronic limited (JX Nippon Mining& Matal Co., Ltd)	JAPAN
Japan Mint	JAPAN
Japan New Metals Co., Ltd.	JAPAN
Japan Refining Co., Ltd.	JAPAN
JAUJANQ_Malaysia Smelting Corp	JAPAN
JFE Steel Corporation	JAPAN
JIA WANG Technology solder product	CHINA
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Jiangxi Copper Co., Ltd.	CHINA
Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Jiangxi Nanshan	CHINA
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
jiangxi tongye	CHINA
Jiangxi Tuohong New Raw Material	CHINA
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Jianxi Tungsten Industry Group Co., Ltd.	CHINA
Jillin Sichuan	CHINA
JinDa Metal Co., Ltd.	CHINA

Jiujiang Janny New Material Co., Ltd.	CHINA
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Jiujiang Nonferrous Metals Smelting Company Limited	CHINA
Jiujiang Tanbre Co., Ltd.	CHINA
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
jiujuang Tambre	CHINA
JM USA	UNITED STATES
JNM,Mitsubishi Materials Corporation,Mitsubishi	THAILAND
john hood & co	UNITED KINGDOM
Johnson Matthey Canada	CANADA
Johnson Matthey Inc.	UNITED STATES OF AMERICA
Johnson Matthey, UK-London	UNITED KINGDOM
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
JSC Uralelectromed	RUSSIAN FEDERATION
J-Tech	CHINA
JTGC,China National Nonferrous,Jiangxi Tungsten Co Ltd	SPAIN
Ju Tai Industrial Co., Ltd.	CHINA
JX Nippon Mining & Metals Co., Ltd.	JAPAN
Kai Unita Trade Limited Liability Company	CHINA
Kaloti Precious Metals	UNITED ARAB EMIRATES
Kanto Denka Kogyo Co., Ltd.	JAPAN
Kazakhmys Smelting LLC	KAZAKHSTAN
Kazzinc	KAZAKHSTAN
KEMET Blue Metals	MEXICO
KEMET Blue Powder	UNITED STATES OF AMERICA
Kennametal Fallon	UNITED STATES OF AMERICA
Kennametal Huntsville	UNITED STATES OF AMERICA
Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Kester Inc	INDIA
Ketapang	INDONESIA
KGHM Polska Miedz Spolka Akcyjna	POLAND
KGHM Polska Miedź Spółka Akcyjna	POLAND
King-Tan Tantalum Industry Ltd.	CHINA
KISTRON	KOREA, REPUBLIC OF
Kitts Metal Works	JAPAN
KME Italia	ITALY
KOHOKU KOGYO Co., Ltd.	JAPAN
Kojima Chemicals Co., Ltd.	JAPAN
Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Ku Ping Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Kuhl Metals Co.,Inc	UNITED STATES OF AMERICA
KULBA	CHINA
Kundur Smelter	INDONESIA

KUNSHAN CHENGLI SMELTER CO., LTD.	CHINA
Kunshan Xin Ding metal material Limited company	CHINA
Kyrgyzaltyn JSC	KYRGYZSTAN
Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
LaiBin Smelting	CHINA
LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.(Smelter Not Listed)	CHINA
L'azurde Company For Jewelry	SAUDI ARABIA
Leybold Co., Ltd.	JAPAN
Li Hong, Wuxi Electronic Materials Co., Ltd.	CHINA
Linetech	KOREA, REPUBLIC OF
Lingbao Gold Co., Ltd.	CHINA
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Linwu Xianggui Smelter Co	CHINA
Liuzhhou China Tin	CHINA
LLC "RELIT"	UKRAINE
LMD	Netherlands
LME	INDONESIA
L'Orfebre S.A.	ANDORRA
LSM Brasil S.A.	BRAZIL
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Makin Metal Powders (UK) Ltd.	UNITED KINGDOM
Malaysia Smelting Corporation (MSC)	MALAYSIA
Malipo Haiyu Tungsten Co., Ltd.	CHINA
Marsam Metals	BRAZIL
Materion	UNITED STATES OF AMERICA
Matsuda Sangyo Co., Ltd.	JAPAN
Matsuo Solder Co., Ltd.	JAPAN
MCP Metal Specialties, Inc.	UNITED STATES OF AMERICA
Melt Metais e Ligas S.A.	BRAZIL
Melt Metais e Ligas S/A	BRAZIL
METALLIC MATERIALS BRANCH L OF GUANGXI CHINA TIN GROUP CO.,LTD	CHINA
Metallic Resources, Inc.	UNITED STATES OF AMERICA
Metallo Belgium N.V.	BELGIUM
Metallo Spain S.L.U.	SPAIN
Metallo-Chimique N.V.	BELGIUM
Metallum	SWITZERLAND
Metallurgical Products India Pvt., Ltd.	INDIA
Metalor Switzerland	SWITZERLAND
Metalor Technologies (Hong Kong) Ltd.	CHINA

Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Metalor Technologies (Suzhou) Ltd.	CHINA
Metalor Technologies S.A.	SWITZERLAND
Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Metherma GmbH & Co KG	GERMANY
Met-Mex Penoles, S.A.	MEXICO
Miller Company	UNITED STATES OF AMERICA
Milver Metals	UNITED KINGDOM
Minchali Metal industry Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Mineracao Taboca S.A.	BRAZIL
Mineração Taboca S.A.	BRAZIL
Minipro AB	SWEDEN
Minmetals (Hunan) Ferroalloys Co., Ltd.	CHINA
Minsur	PERU
Mitsubishi Materials Corporation	JAPAN
Mitsui Mining & Smelting	JAPAN
Mitsui Mining and Smelting Co., Ltd.	JAPAN
MK Electron	AUSTRALIA
MMTC-PAMP India Pvt., Ltd.	INDIA
Modeltech Sdn Bhd	MALAYSIA
Moliren Ltd.	RUSSIAN FEDERATION
Molycorp Silmet A.S.	ESTONIA
Morris and Watson	NEW ZEALAND
Morris and Watson Gold Coast	AUSTRALIA
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
MSC	MALAYSIA
Nadir Metal Rafineri San. Ve Tic. A.?.	TURKEY
Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Nam Hing Industrial Laminate Ltd.	CHINA
Nanjing Xin Ying Technology Co., Ltd.	CHINA
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	CHINA
Navoi Mining and Metallurgical Combinat	UZBEKISTAN
NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
NH Recytech Company	KOREA, REPUBLIC OF
Niagara Refining LLC	UNITED STATES OF AMERICA
nicol and andrew ltd	UNITED KINGDOM
Nihon Material Co., Ltd.	JAPAN

Nihon Superior Co., Ltd.	INDONESIA
Nihonhanda Co., Ltd.	JAPAN
Ningbo Yinzhou Ningbo of Precious Metal Recycling Plant	CHINA
Ninghua Xing Luo Keng Tungsten Mining Co., Ltd.	CHINA
Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Nippon Mining & Metals Co., Ltd.	JAPAN
Nippon Tungsten (Shanghai) Commerce Co., Ltd.	JAPAN
NITAH	INDONESIA
Nitorah	SWITZERLAND
Norddeutsche Affinererie AG	GERMANY
Noventa	MOZAMBIQUE
NPM Silmet AS	ESTONIA
Nrudakoto Ltd.	JAPAN
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Oetinger Aluminium	GERMANY
Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Ohio Precious Metals, LLC	UNITED STATES OF AMERICA
Ohura Precious Metal Industry Co., Ltd.	JAPAN
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
OJSC Kolyma Refinery	RUSSIAN FEDERATION
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
OMG	UNITED STATES OF AMERICA
OMSA	BOLIVIA
ONE CO., LTD.	KOREA, REPUBLIC OF
Operaciones Metalurgical S.A.	BOLIVIA
Osaka asahi metal K.K.	JAPAN
Outokum<PU ESM	GERMANY
Outokumpu VDM USA	UNITED STATES OF AMERICA
Padaeng Industry Public Company	THAILAND
PAMP S.A.	SWITZERLAND
PAN JIT INTERNATIONAL INC.	TAIWAN, PROVINCE OF CHINA
Pan Pacific Copper Co. LTD	JAPAN
Pan Pacific Copper Co. Ltd.	JAPAN
Pease & Curren	UNITED STATES OF AMERICA
Penglai Penggang Gold Industry Co., Ltd.	CHINA
PENINSULAR DE LATON	SPAIN

Philippine Associated Smelting and Refing Corporation	PHILIPPINES
Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Phoenix Metal Ltd.	RWANDA
Plansee	AUSTRIA
Plansee SE Liezen	AUSTRIA
Plansee SE Reutte	AUSTRIA
Planta Recuperadora de Metales SpA	CHILE
Pobedit, JSC	RUSSIAN FEDERATION
Pongpipat Company Limited	MYANMAR
POSSEHL	NETHERLANDS
Power Resources Ltd.	MACEDONIA
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
PT Alam Lestari Kencana	INDONESIA
PT Aneka Tambang (Persero) Tbk	INDONESIA
PT Aries Kencana Sejahtera	INDONESIA
PT Artha Cipta Langgeng	INDONESIA
PT ATD Makmur Mandiri Jaya	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Bangka Kudai Tin	INDONESIA
PT Bangka Prima Tin	INDONESIA
PT Bangka Putra Karya	INDONESIA
PT Bangka Serumpun	INDONESIA
PT Bangka Timah Utama Sejahtera	INDONESIA
PT Bangka Tin Industry	INDONESIA
PT Belitung Industri Sejahtera	INDONESIA
PT BilliTin Makmur Lestari	INDONESIA
PT Bukit Timah	INDONESIA
PT Cipta Persada Mulia	INDONESIA
PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA
PT Fang Di MulTindo	INDONESIA
PT Indra Eramulti Logam Industri	INDONESIA
PT Inti Stania Prima	INDONESIA
PT Justindo	INDONESIA
PT Karimun Mining	INDONESIA
PT Kijang Jaya Mandiri	INDONESIA
PT Lautan Harmonis Sejahtera	INDONESIA
PT Menara Cipta Mulia	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT O.M. Indonesia	INDONESIA
PT Panca Mega Persada	INDONESIA
PT Pelat Timah Nusantara Tbk	INDONESIA
PT Prima Timah Utama	INDONESIA

PT Refined Bangka Tin	INDONESIA
PT Sariwiguna Binasentosa	INDONESIA
PT Seirama Tin Investment	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Sukses Inti Makmur	INDONESIA
PT Sumber Jaya Indah	INDONESIA
PT Tambang Timah	INDONESIA
PT Timah	INDONESIA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
PT Timah (Persero), Tbk	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
PT Tirus Putra Mandiri	INDONESIA
PT Tommy Utama	INDONESIA
PT Wahana Perkit Jaya	INDONESIA
PX Precinox S.A.	SWITZERLAND
PX Précinox S.A.	SWITZERLAND
Quan Kai Shiye(gu) Youxian Gongsi	TAIWAN, PROVINCE OF CHINA
QuantumClean	UNITED STATES OF AMERICA
RAFFMETAL SPA	ITALY
Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Refinery of Seemine Gold Co., Ltd.	CHINA
Reiborudo Co., Ltd.	JAPAN
Remondis Argentia B.V.	NETHERLANDS
Republic Metals Corporation	UNITED STATES OF AMERICA
Resind Industria e Comercio Ltda.	BRAZIL
Resind Indústria e Comércio Ltda.	BRAZIL
REYNOLDS	FRANCE
RFH	CHINA
RFH Tantalum Smeltery Co., Ltd./Yanling	CHINA
Jincheng Tantalum & Niobium Co., Ltd.	CHINA
RFH Tantalum Smeltry Co., Ltd.	CHINA
Richard Stenzhorn GmbH	GERMANY
richemax international co.,LTD	CHINA
Royal Canadian Mint	CANADA
Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Russkoe olovo	RUSSIAN FEDERATION
SAAMP	FRANCE
Sabin Metal Corp.	UNITED STATES OF AMERICA
SACAL SPA	ITALY
Safimet S.p.A	ITALY
SAFINA A.S.	CZECH REPUBLIC
Sai Refinery	INDIA

Saitamaken irumasi sayama ke hara	JAPAN
Samatron Co., Ltd.	KOREA, REPUBLIC OF
Sambo Industry	KOREA, REPUBLIC OF
Samduck Precious Metals	KOREA, REPUBLIC OF
Samwon Metals Corp.	KOREA, REPUBLIC OF
Sandvik Material Technology	SWEDEN
Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
SAXONIA Edelmetalle GmbH	GERMANY
Scandmetal	BELGIUM
Schloetter Co. Ltd.	UNITED KINGDOM
Schone Edelmetaal B.V.	NETHERLANDS
SCHUMANN	UNITED STATES OF AMERICA
Seju Industry	KOREA, REPUBLIC OF
Selayang Solder Sdn Bhd	INDONESIA
Semco，	KOREA, REPUBLIC OF
SEMPSA Joyeria Plateria S.A.	SPAIN
SEMPSA Joyería Platería S.A.	SPAIN
Shandong China Electronic Materials Co., Ltd.	CHINA
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Shandong Zhaojiing Gold & Silver Smelter	CHINA
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
SHANGHAI MITSUOKA ELECTRONICS Co., Ltd.	CHINA
Shanghai New Solar	CHINA
SHANGHAI PU ZHAO TRADING CO., Ltd.	CHINA
SHANGHAI XINYANG SEMICONDUCTOR MATERIALS CO., Ltd.	CHINA
shen mao Tin products Co., LTD	CHINA
SHENYANG RONGSHENGYUAN	CHINA
Shenzhen Aijiafa Industrial Co., Ltd.	CHINA
Shenzhen Anchen Soldering Tin Product Co., Ltd.	CHINA
Shenzhen Boshida Sodering Tin Industrial Co., Ltd.	CHINA
Shenzhen Kamo Co., Ltd	CHINA
SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA
Sichuan Tianze Precious Metals Co., Ltd.	CHINA
SIGMA	TAIWAN, PROVINCE OF CHINA
Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Sinnihon Brass Co., Ltd.	JAPAN
SIPI METALS CORP	UNITED STATES OF AMERICA
SMM	JAPAN
So Accurate Group, Inc.	UNITED STATES OF AMERICA
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION

Soft Metais Ltda.	BRAZIL
Solar Applid Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Solikamsk Metal Works	RUSSIAN FEDERATION
SONGWON	TAIWAN, PROVINCE OF CHINA
South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Special Metals	UNITED STATES OF AMERICA
Specialty Metal Trading	BELGIUM
SPTE	CHINA
State Research Institute Center for Physical Sciences and Technology	LITHUANIA
STPI Group	FRANCE
Sudan Gold Refinery	SUDAN
Sulzer Ltd.	SWITZERLAND
Sumitomo Metal Mining Co., Ltd (Toyo Smelter & Refining)	JAPAN
Sumitomo Metal Mining Co., Ltd.	JAPAN
SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
SungEel HiTech	KOREA, REPUBLIC OF
Super Ligas	BRAZIL
Suzhou Chemical Co., Ltd.	CHINA
Suzhou Roiwow Recycle Technology Company Ltd.	CHINA
T.C.A S.p.A	ITALY
Taboca/Paranapanema	BRAZIL
Tae Seung	CHINA
Tai nian gao keji gufen youxian gongsi	CHINA
Taiwan Huanliang	INDONESIA
Taiwan Qing Gao Qi Ye You Xian Gong Si	CHINA
Taki Chemical Co., Ltd.	JAPAN
Taki Chemicals	JAPAN
Tanaka Kikinzoku Kogyo K.K	JAPAN
Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tanco	CANADA
Tarutin Kester Co., Ltd.	JAPAN
Technic Inc.	UNITED STATES
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Telex Metals	UNITED STATES OF AMERICA
Thai Nguyen Nonferrous Metal Co.	Viet Nam
Thai Solder Industry Corp., Ltd.	THAILAND
Thailand Smelting & Refining Co Ltd	THAILAND
Thaisarco	THAILAND
THE FEDERAL METAL COMPANY	UNITED STATES OF AMERICA
The Heracles Las (China) Co., Ltd.	CHINA

The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Thermox Performance Materials GmbH	UNITED KINGDOM
Three green surface technology limited company	CHINA
Thye Ming Industrial Co., Ltd.	TAIWAN, PROVINCE OF CHINA
ThyssenKrupp Acciai Speciali Terni	ITALY
ThyssenKrupp Steel	UNITED STATES OF AMERICA
Tianjin Environmental Protection Technology Co., Ltd	CHINA
TIB Chemicals AG	GERMANY
Tokuriki Honten Co., Ltd.	JAPAN
Tongling Nonferrous Metals Group Co., Ltd.	CHINA
TongLing Nonferrous Metals Group Holdings Co., Ltd.	CHINA
Tony Goetz NV	BELGIUM
TOO Tau-Ken-Altyn	KAZAKHSTAN
Torecom	KOREA, REPUBLIC OF
Toshiba Material Co., Ltd.	China
TOTAI	TAIWAN, PROVINCE OF CHINA
Trafilerie Carlo Gnutti S.p.A.	ITALY
Tranzact, Inc.	UNITED STATES
Treibacher	AUSTRIA
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Uchihashi Estec Co., Ltd.	JAPAN
UFO Co., Ltd. Guangxi Ping Gui	CHINA
ULBA	KAZAKHSTAN
Ulba Metallurgical Plant JSC	KAZAKHSTAN
Ultracore Co., Ltd.	THAILAND
Umicore Brasil Ltda.	BRAZIL
Umicore Precious Metals Thailand	THAILAND
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Unecha Refractory metals plant	RUSSIAN FEDERATION
United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Units Year High Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Universal Precious Metals Refining Zambia	ZAMBIA
Usuginu Electrolyte Industries	JAPAN
Valcambi S.A.	SWITZERLAND
VERTEX METALS INC.	TAIWAN, PROVINCE OF CHINA
Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
VQB Mineral and Trading Group JSC	VIET NAM
Wah Lee Industrial Corp.,	TAIWAN, PROVINCE OF CHINA
Wang Yu Manufacturing Co. Ltd.	TAIWAN, PROVINCE OF CHINA
Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
western Metal Materials Co., Ltd.	CHINA
WFM Brons	NETHERLANDS
White Solder Metalurgia e Mineracao Ltda.	BRAZIL

White Solder Metalurgia e Mineração Ltda.	BRAZIL
WIELAND Edelmetalle GmbH	GERMANY
Wilbury Metals	UNITED KINGDOM
Wildshaw Ltd.	CHINA
Wilhelm Grillo Handelsgesellschaft GmbH	GERMANY
Wogen Resources Ltd.	UNITED KINGDOM
Wolfram Bergbau und Hutten AG	AUSTRIA
Wolfram Bergbau und Hütten AG	AUSTRIA
Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Wonil Metal Co Ltd.	KOREA, REPUBLIC OF
W-Si靶材	JAPAN
WUHU ZHONGYUAN METAL SHEET & FOIL Co., Ltd.	CHINA
Xia Yi Metal Industries Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Xiamen Tungsten Co., Ltd.	CHINA
Xin Tongding	CHINA
Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Xingyang Electronics Co., Ltd.	CHINA
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Xinjian Mining Corporation	CHINA
XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Xstrata	CANADA
Xstrata Canada Corporation	CANADA
Ya Qiao Giye Gufen Youxian Gonsi	CHINA
Yahataseitetsusho	JAPAN
Yamakin Co., Ltd.	JAPAN
Yamamoto Precious Metal Co., Ltd.	JAPAN
Ye Chiu Metal Smelting Sdn. Bhd	MALAYSIA
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
YIK Shing Tat Industrial Co., Ltd.	CHINA
Yokohama Metal Co., Ltd.	JAPAN
YTCL	CHINA
Yuan Ye Electronics (Shen Zhen) Co., Ltd.	CHINA
Yuanhao	CHINA
Yunan Tin company limited	CHINA
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Yunnan Copper Industry Co., Ltd.	CHINA
Yunnan Tin Company Limited	CHINA
Yunnan Tin Company, Ltd.	CHINA
Yunnan wenshan-malipo strike-slip baiyi mining co., Ltd.	CHINA
yunnan xi ye gufen youxian gongsi	CHINA
YUNNAN YUN SHARES OF COPPER-ZINC INDUSTRY LIMITED	CHINA

YunNan Yunxi Group Company	CHINA
YUNSIN	CHINA
Yuntinic Resources	CHINA
Zhangjiagang Haiguo heave Forging Co.,ltd	CHINA
Zhaojin Lai Fuk	CHINA
Zhaoqing Duoluoshan Non-ferrous Metals Co.,Ltd	CHINA
Zhejiang Yatong Welding Material Co., Ltd	CHINA
ZHENXIONG COPPER GROUP CO., Ltd.	CHINA
Zhongjin Gold Corporation Limited	CHINA
ZHONGSHAN TIN-KING CO., LTD.	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zhuhai Hongsheng Stannous Solder Manufacture Co,.Ltd	CHINA
Zhuzhou Better Tungsten Carbide, Co Limited	CHINA
Zhuzhou Cemented Carbide Group	CHINA
Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Zijin Mining Industry Corporation	CANADA
Zu Hai Haiyuxin Tin Products Co., Ltd.	CHINA

Based on the information obtained through the due diligence process described above, we believe that the countries of origin of the conflict minerals contained in our Products included the countries listed below. However, this is not a comprehensive list, as we were unable to determine, based on our due diligence process, the countries from which certain of the conflict minerals contained in our Products originated. Also, to the extent that any of the conflict minerals originated in a Covered Country, we were unable to determine the specific mine or location of origin:

ANDORRA	FRANCE	MACEDONIA	RWANDA	UGANDA
AUSTRALIA	GERMANY	MALAYSIA	SAUDI ARABIA	Ukraine
AUSTRIA	HONG KONG	MEXICO	SINGAPORE	UNITED ARAB EMIRATES
BELGIUM	INDIA	MOZAMBIQUE	SOUTH AFRICA	UNITED KINGDOM
BOLIVIA	INDONESIA	MYANMAR	SPAIN	UNITED STATES
BRAZIL	ITALY	NETHERLANDS	SUDAN	UZBEKISTAN
CANADA	JAPAN	NEW ZEALAND	SWEDEN	VIETNAM
CHILE	KAZAKHSTAN	PERU	SWITZERLAND	ZAMBIA
CHINA	KOREA, REPUBLIC OF	PHILIPPINES	TAIWAN, PROVINCE OF CHINA	ZIMBABWE
CZECH REPUBLIC	KYRGYZSTAN	POLAND	THAILAND
ESTONIA	LITHUANIA	RUSSIAN FEDERATION	TURKEY

5.    Steps to Improve Due Diligence
Haemonetics will endeavor to continuously improve upon its supply chain due diligence efforts via the following measures: First, we will continue to assess the presence of conflict minerals in our supply chain. We will continue to educate employees and suppliers about our Conflict Minerals Policy and clearly communicate expectations with regard to supplier performance, transparency and sourcing. We will also continue to endeavor to increase the response rate for RCOI and due diligence processes. In addition, we will compare our supplier survey results to information collected via independent conflict free smelter validation programs such as the EICC/GeSI Conflict Free Smelter program.